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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 13, 2004
                                                           -----------------


                       EXCHANGE NATIONAL BANCSHARES, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

Missouri                             0-23636                   43-1626350
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(State or other Jurisdiction       (Commission                 (I.R.S. Employer
of Identification No.)             File Number)               Incorporation No.)




132 East High Street, Jefferson City, Missouri                 65101
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100
                                                      --------------

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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

           On February 13, 2004, Exchange National Bancshares, Inc. issued a press release announcing establishment of a denovo branch in Branson, Missouri. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c)       Exhibits

           Exhibit No.     Description

           Exhibit 99 Exchange National Bancshares, Inc. press release dated February 13, 2004



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EXCHANGE NATIONAL BANCSHARES, INC.


Date: February 13, 2004
                                              By:  /s/ James E. Smith
                                                   -----------------------------
                                                   James E. Smith
                                                   Chairman and CEO




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                                  EXHIBIT INDEX


Exhibit No.                Description

Exhibit 99 Exchange National Bancshares, Inc. press release dated February 13, 2004.



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